UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 1, 2005
TRM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-19657 (Commission File Number)	93-0809419 (IRS Employer Identification No.)
5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)
(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entering into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
Agreement for the Sale and Purchase of the Entire Issued Share Capital of Travelex ATMs Limited dated September 1, 2005
Agreement for the Sale and Purchase of the Business and Assets of Travelex UK Limited by and Among Travelex Limited, TRM (ATM) Limited and TRM Corporation dated September 1, 2005

Item 1.01 Entering into a Material Definitive Agreement
     As used in this report, “we”, “us”, or “our” refer to TRM Corporation (NASDAQ:TRMM), an Oregon corporation.
     As previously disclosed in an 8-K filed with the Securities and Exchange commission on September 8, 2005, we and our wholly owned subsidiaries TRM (ATM) Limited and TRM Services Limited entered into Purchase Agreements (the “Agreements”) with Travelex UK Limited (“Travelex”), and SNAX 24 Corporation Limited (“SNAX 24”) to purchase the shares of Travelex ATMs Limited, and the ATM business and assets of Travelex UK Limited. The Agreements are provided herewith as Exhibits 10.8(a) and 10.8(b).
Item 9.01 Financial Statements and Exhibits
(c) The following exhibits are filed with this Current Report on Form 8-K:

Exhibits.
No.		Description
10.8	(a)	Agreement for the Sale and Purchase of the Entire Issued Share Capital of Travelex ATMs Limited dated September 1, 2005 by and among TRM Services Limited, TRM Corporation, and Travelex UK Limited and SNAX 24 Corporation Limited.

10.8	(b)	Agreement for the Sale and Purchase of the Business and Assets of Travelex UK Limited by and among Travelex UK Limited, TRM (ATM) Limited and TRM Corporation dated September 1, 2005.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation
Registrant

Date: September 28, 2005	By:	/s/ Daniel E. O’Brien

Daniel E. O’Brien
Chief Financial Officer

EXHIBIT INDEX
The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.		Description
10.8	(a)	Agreement for the Sale and Purchase of the Entire Issued Share Capital of Travelex ATMs Limited dated September 1, 2005 by and among TRM Services Limited, TRM Corporation, and Travelex UK Limited and SNAX 24 Corporation Limited.*

10.8	(b)	Agreement for the Sale and Purchase of the Business and Assets of Travelex UK Limited by and among Travelex UK Limited, TRM (ATM) Limited and TRM Corporation dated September 1, 2005.*

*	Filed electronically herewith.

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